Exhibit 99.1

Amber Road Announces First Quarter 2014 Financial Results

Total revenue of $15.0 million increases 29% year-over-year

EAST RUTHERFORD, N.J.--(BUSINESS WIRE)--May 13, 2014--Amber Road, Inc. (NYSE: AMBR), a leading provider of global trade management (GTM) solutions, today announced its financial results for the quarter ended March 31, 2014.

Jim Preuninger, Chief Executive Officer of Amber Road, stated, “We are pleased with our performance in our first quarter as a public company, with revenue increasing 29% year-over-year. We saw solid execution across all of our market segments. Our results reflect the increasing demand for our solutions which are changing the way companies conduct and manage trade globally, and the increased investments we have been making in sales and marketing to drive awareness and adoption.”

First Quarter 2014 Financial Highlights

Revenue

  Total revenue was $15.0 million, an increase of 29% from the comparable period in 2013.
  Subscription revenue was $10.5 million, an increase of 20% from the comparable period in 2013.
  Professional Services revenue was $4.5 million, an increase of 57% from the comparable period in 2013.

Operating Loss

  GAAP operating loss was ($21.7) million, compared to operating loss of ($4.8) million in the comparable period in 2013.
  GAAP operating loss for the first quarter includes $18.7 million of restricted stock expense compared with $3.5 million in the comparable period.
  Non-GAAP adjusted operating loss which excludes stock-based compensation expense, restricted stock compensation, compensation related to loan forgiveness, puttable stock compensation, changes in the fair value of contingent consideration and warrant expense was ($0.6) million, compared to non-GAAP adjusted operating loss of ($0.7) million in the comparable period in 2013.

Net Loss attributable to common stockholders

  GAAP net loss attributable to common stockholders was ($24.4) million, compared to ($6.2) million for the comparable period in 2013.
  GAAP basic and diluted net loss per common share was ($3.95), compared to ($1.68) for the comparable period in 2013, based on 6.2 million and 3.7 million basic and diluted weighted average common shares outstanding respectively.
  Non-GAAP adjusted net loss was ($0.8) million, compared to ($0.9) million in the comparable period in 2013.
  Non-GAAP adjusted net loss per common share was ($0.03), compared to ($0.25) for the comparable period in 2013, based on 25.0 million and 3.7 million basic weighted average common shares outstanding respectively.

Adjusted EBITDA

  Adjusted EBITDA was $0.5 million, compared to $0.1 million in the comparable period in 2013.

Balance Sheet

  Cash and cash equivalents at March 31, 2014 totaled $51.2 million, inclusive of $53.1 million raised in connection with its March 26, 2014 initial public offering, compared with $5.1 million at December 31, 2013.
  Cash used in operating activities was ($0.2) million for the first three months of 2014.
  During the first quarter, the Company paid off the outstanding principal of $7.0 million on its revolving credit facility.

A reconciliation of GAAP operating and net loss to Non-GAAP adjusted operating and net loss and Adjusted EBITDA has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

First Quarter 2014 and Recent Business Highlights

  Announced the closing of its initial public offering of 8,500,299 shares of common stock at a price to the public of $13.00 per share including 3,717,429 shares sold by selling stockholders for which Amber Road did not receive any proceeds.
  Announced that Arcadia Group Ltd, the largest privately owned fashion retailer in the United Kingdom, has signed a worldwide contract with Amber Road for an integrated Global Trade Management (GTM) suite. With the Amber Road GTM suite, Arcadia plans to automate the company’s key import, export, supply chain visibility, and trade planning activities.
  Announced that Amber Road China, Ltd (formerly EasyCargo (Shanghai) Co., Ltd.) received Delphi’s 2013 Technology Award. This award recognizes a select group of suppliers for their ability to focus creative resources on innovation, providing Delphi with significant competitive advantage, game-changing technology and excellent customer service.
  Amber Road entered into a joint selling arrangement with Pitney Bowes, the leading provider of technology solutions for small, mid-size and large firms that help them connect with customers to build loyalty and grow revenue. In the quarter, Amber Road closed its first transaction with Pitney Bowes to one of the largest Ecommerce companies in the world.

Business Outlook

Based on information available as of May 13, 2014, Amber Road is issuing guidance for the second quarter and full year 2014 as indicated below:

Second Quarter 2014:

  Total revenue is expected to be in the range of $15.1 million to $15.4 million.
  Non-GAAP adjusted operating loss is expected to be in the range of ($2.9) million to ($3.1) million.
  Non-GAAP adjusted net loss per common share is expected to be in the range of ($0.13) to ($0.14). This assumes 25.2 million basic shares outstanding.

Full Year 2014:

  Total revenue is expected to be in the range of $62.2 million to $63.0 million.
  Non-GAAP adjusted operating loss is expected to be in the range of ($6.5) million to ($7.3) million.
  Non-GAAP adjusted net loss per common share is expected to be in the range of ($0.32) to ($0.35). This assumes 25.2 million basic shares outstanding.

Expectations of non-GAAP loss from operations and non-GAAP loss per common share for the second quarter exclude stock-based compensation expense, restricted stock compensation and changes in the fair value of contingent consideration. Expectations of non-GAAP loss from operations and non-GAAP loss per common share for the full year 2014 exclude stock-based compensation expense, restricted stock compensation, compensation related to loan forgiveness, puttable stock compensation, changes in the fair value of contingent consideration and warrant expense.

Conference Call Information

Amber Road will host a conference call on Tuesday, May 13, 2014 at 5:00 p.m. Eastern Time (ET) to discuss the company’s first quarter financial results and its business outlook. To access this call, dial 888-791-4321 (domestic) or 913-312-0981 (international). The conference ID is 2665595. Additionally, a live webcast of the conference call will be available in the “Investor Relations” section of the Company’s web site at www.amberroad.com.

Following the conference call, a replay will be available at 877-870-5176 (domestic) or 858-384-5517 (international). The replay pass code is 2665595. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s web site at www.amberroad.com.

About Amber Road

Amber Road’s (NYSE: AMBR) mission is to dramatically change the way companies conduct global trade. As a leading provider of cloud based global trade management (GTM) solutions, we automate import and export processes to enable goods to flow across international borders in the most efficient, compliant and profitable way. Our solution combines enterprise-class software, trade content sourced from government agencies and transportation providers in 139 countries, and a global supply chain network connecting our customers with their trading partners, including suppliers, freight forwarders, customs brokers and transportation carriers. We deliver our GTM solution using a Software-as-a-Service (SaaS) model and leverage a highly flexible technology framework to quickly and efficiently meet our customers’ unique requirements around the world. For more information, please visit www.AmberRoad.com, email Solutions@AmberRoad.com or call 201-935-8588.

Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, Amber Road has provided within this press release non-GAAP adjusted operating and net loss and adjusted EBITDA, financial measures that are not calculated in accordance with generally accepted accounting principles, or GAAP. Provided below is a reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and net loss to adjusted EBITDA. EBITDA consists of net loss plus depreciation and amortization, interest expense (income) and income tax expense. Adjusted EBITDA consists of EBITDA plus non-cash, stock-based compensation expense, restricted stock compensation, puttable stock compensation, warrant expense, compensation related to loan forgiveness as well as the change in fair value of warrant liability. Amber Road has included these non-GAAP measures in this press release because it assists in comparing performance on a consistent basis across reporting periods, as it removes from operating results the impact of the company’s capital structure. Amber Road believes these non-GAAP measures are useful to an investor in evaluating its operating performance because they are often used by the financial community to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of performance exclusive of its capital structure and the method by which assets were acquired.

Amber Road’s use of these non-GAAP measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of its results as reported under GAAP. Some of these limitations are:

  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and these non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
  these non-GAAP measures do not reflect changes in, or cash requirements for, working capital needs;
  these non-GAAP measures do not reflect the potentially dilutive impact of equity-based compensation;
  these non-GAAP measures do not reflect interest or tax payments that may represent a reduction in cash available; and
  other companies, including companies in Amber Road’s industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these and other limitations, you should consider these non-GAAP measures together with other GAAP-based financial performance measures, including various cash flow metrics, net loss and other GAAP results. A reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and adjusted EBITDA has been provided in the financial statement tables included in this press release.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements. These statements identify substantial risks and uncertainties and relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

AMBER ROAD, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited)
	March 31,	December 31,
	2014	2013

Assets
Cash and cash equivalents	$51,212,209	$5,147,735
Accounts receivable, net	7,502,560	11,017,671
Unbilled receivables	512,417	144,067
Deferred commissions	3,008,181	2,983,400
Prepaid expenses and other current assets	1,353,779	869,108
Deferred offering costs	-	2,786,376
Total current assets	63,589,146	22,948,357
Property and equipment, net	13,107,398	13,102,380
Goodwill	24,476,157	24,476,157
Other intangibles, net	1,153,657	1,201,034
Deferred commissions	6,771,255	7,066,512
Deposits and other assets	1,292,952	1,302,681
Total assets	$110,390,565	$70,097,121

Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
Current installments of obligations under capital leases	$1,048,432	$1,022,176
Accounts payable	2,479,161	2,568,161
Accrued expenses	8,231,507	9,081,554
Deferred revenue	24,014,595	26,115,001
Total current liabilities	35,773,695	38,786,892
Capital lease obligations, less current portion	1,838,628	2,068,308
Deferred revenue, less current portion	3,494,433	4,641,631
Revolving credit facility	-	6,978,525
Other noncurrent liabilities	2,330,179	3,981,889
Total liabilities	43,436,935	56,457,245

Commitments and contingencies

Total redeemable convertible preferred stock and puttable common stock	-	76,921,359

Stockholders' equity (deficit):
Common stock, $0.001 par value at March 31, 2014, no par value at December 31, 2013. Authorized, 38,100,100 shares; issued and outstanding 25,210,530 and 5,005,911 at March 31, 2014 and December 31, 2013, respectively	25,211	15,221,195
Additional paid-in capital	169,822,874	-
Accumulated other comprehensive income	(533,530)	(485,917)
Accumulated deficit	(102,360,925)	(78,016,761)
Total stockholders' equity (deficit)	66,953,630	(63,281,483)
Total liabilities and stockholders' equity (deficit)	$110,390,565	$70,097,121

AMBER ROAD, INC. AND SUBSIDIARIES
Consolidated Statement of Operations
(unaudited)

	Three Months Ended
	March 31,
	2014	2013
Revenue:
Subscription	$10,509,769	$8,747,187
Professional Services	4,479,239	2,845,877
Total revenue	14,989,008	11,593,064

Cost of revenue:
Cost of subscription revenue	3,344,728	3,005,199
Cost of professional services revenue	2,900,324	2,016,431
Total cost of revenue	6,245,052	5,021,630
Gross profit	8,743,956	6,571,434

Operating expenses:
Sales and marketing	4,848,024	3,673,254
Research and development	2,188,474	1,941,140
General and administrative	4,752,136	2,257,852
Restricted stock expense	18,683,277	3,529,854
Total operating expenses	30,471,911	11,402,100
Loss from operations	(21,727,955)	(4,830,666)
Interest income	213	167
Interest expense	(112,977)	(5,448)
Loss before income taxes	(21,840,719)	(4,835,947)
Income tax expense	99,012	201,243
Net loss	(21,939,731)	(5,037,190)
Accretion of redeemable convertible preferred stock and puttable common stock	(2,416,505)	(1,212,764)
Net loss attributable to common stockholders	$(24,356,236)	$(6,249,954)

Net loss per common share:
Basic and diluted	$(3.95)	$(1.68)

Weighted-average common shares outstanding:
Basic and diluted	6,165,980	3,718,048

Reconciliation of Net Loss to Non-GAAP Adjusted EBITDA
(unaudited)
	Three Months Ended
	March 31,
	2014	2013
Net loss	$(21,939,731)	$(5,037,190)
Depreciation and amortization expense	1,129,492	796,251
Interest expense	112,977	5,448
Interest income	(213)	(167)
Income tax expense	99,012	201,243
EBITDA	(20,598,463)	(4,034,415)
Stock-based compensation	173,534	76,809
Restricted stock expense	18,683,277	3,529,854
Compensation related to loan forgiveness	927,093	-
Puttable stock compensation	13,691	-
Increase in fair value of contingent consideration liability	81,564	-
Warrant expense	1,244,635	496,634
Adjusted EBITDA	$525,331	$68,882

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss
(unaudited)
	Three Months Ended
	March 31,
	2014	2013
Net loss	$(21,939,731)	$(5,037,190)
Stock-based compensation	173,534	76,809
Restricted stock expense	18,683,277	3,529,854
Compensation related to loan forgiveness	927,093	-
Puttable stock compensation	13,691	-
Increase in fair value of contingent consideration liability	81,564	-
Warrant expense	1,244,635	496,634
Non-GAAP adjusted net loss	$(815,937)	$(933,893)

Adjusted non-GAAP net loss per common share:
Basic and diluted	$(0.03)	$(0.25)

Weighted-average common shares outstanding:
GAAP weighted average number of common shares outstanding - basic and diluted	6,165,980	3,718,048
Additional weighted average shares giving effect to initial public offering and conversion of preferred stock at the beginning of the period	18,806,464	-
Non-GAAP weighted average number of common shares outstanding - basic and diluted	24,972,444	3,718,048

Reconciliation of Loss from Operations to Non-GAAP Adjusted Loss from Operations
(unaudited)
	Three Months Ended
	March 31,
	2014	2013
Loss from operations	$(21,727,955)	$(4,830,666)
Stock-based compensation	173,534	76,809
Restricted stock expense	18,683,277	3,529,854
Compensation related to loan forgiveness	927,093	-
Puttable stock compensation	13,691	-
Increase in fair value of contingent consideration liability	81,564	-
Warrant expense	1,244,635	496,634
Adjusted loss from operations	$(604,161)	$(727,369)

CONTACT:
Investor Relations Contact:
ICR
Staci Mortenson, 201-804-6170
InvestorRelations@AmberRoad.com
or
Amber Road Contacts:
Annika Helmrich, 201-806-3656 (US & Canada)
AnnikaHelmrich@AmberRoad.com
or
Martijn van Gils, +31 (0) 207997790 (Europe & Asia)
MartijnvanGils@AmberRoad.com